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                                  EXHIBIT 99.1

           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                              AS OF MARCH 27, 2007

As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs;
competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended
September 30, 2006, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.


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
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                                                                                                UNAUDITED
                                                                         ESTIMATED             AVERAGE PER
           RATED                                      ESTIMATED          CONTRACT             DAY OPERATING             ADDITIONAL
RIG NAME   WATER      LOCATION          CUSTOMER     CONTRACT END         DAYRATE              COSTS (NOT                COMMENTS
           DEPTH                                         DATE                                 INCLUDING TAX)
                                                                                              FOR THE THREE
                                                                                              MONTHS ENDED
                                                                                               JANUARY 31,
                                                                                               2007/MONTH
                                                                                              ENDED JANUARY
                                                                                              31, 2005 ONLY
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
SEMISUBMERSIBLES:

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ATWOOD      5000'     Australia    BHP BILLITON      FIRM WORK --      5 wells at $160,000     $89,000/93,000      Wells are
EAGLE                              PETROLEUM PTY     (7 wells          1 well at $170,000                          subject to a
                                   ("BHPB")          remaining         1 well at $150,000                          change in
                                                     including         (expected to be                             sequence and a
                                                     current           drilled in July                             portion of the
                                                     operation)        and August 2007)                            dayrate is
                                                     October 2007                                                  subject to some
                                                                                                                   change due to
                                                                                                                   currency
                                                                                                                   exchange rate
                                                                                                                   variance.

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


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
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                      Australia    BHPB              OPTIONS --        $170,000                N/A                 A portion of
                                                     (3 wells)                                                     the dayrate is
                                                     January 2008                                                  subject to some
                                                     if all three                                                  change due to
                                                     option wells                                                  currency
                                                     are drilled                                                   exchange rate
                                                     (The first                                                    variance.
                                                     two option
                                                     wells must be
                                                     exercised no
                                                     later than 68
                                                     days prior to
                                                     the completion
                                                     of the firm
                                                     work)

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                      Australia    ENI Spa AGIP      FIRM WORK --      $360,000                N/A                 We expect the
                                   EXPLORATION &     (1 well)                                                      well to take 40
                                   PRODUCTION        March 2008                                                    to 45 days to
                                   DIVISION          (assuming that                                                complete.
                                   ("ENI")           all of the
                                                     above option
                                                     wells are
                                                     drilled)

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                      Australia    WOODSIDE          FIRM WORK --      $405,000                N/A                 A portion of the
                                   ENERGY LTD        (2 years)                                                     dayrate is
                                   ("WOODSIDE")      March 2010                                                    subject to some
                                                     (assuming                                                     change due to
                                                     that all of                                                   currency
                                                     that option                                                   exchange rate
                                                     wells are                                                     variance.
                                                     drilled)

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                      Australia    N/A               N/A               N/A                     N/A                 The rig could be
                                                                                                                   off dayrate  for
                                                                                                                   ten to fourteen
                                                                                                                   days  during the
                                                                                                                   second quarter
                                                                                                                   of fiscal year
                                                                                                                   2008 for
                                                                                                                   required
                                                                                                                   regulatory
                                                                                                                   inspections and
                                                                                                                   maintenance.

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


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
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ATWOOD      5,000'    Mauritania/  WOODSIDE          FIRM WORK --      $240,000                $63,000/55,000      The rig is
HUNTER                Libya                          April/May 2008    (Mauritania)                                currently  being
                                                                       $245,000 (Libya)                            mobilized to
                                                                                                                   Libya, which
                                                                                                                   should  take
                                                                                                                   approximately
                                                                                                                   three weeks
                                                                                                                   with  arrival in
                                                                                                                   Libya around
                                                                                                                   mid-April 2007.
                                                                                                                   (The dayrate
                                                                                                                   during the
                                                                                                                   mobilization
                                                                                                                   period is 95%
                                                                                                                   of $245,000 or
                                                                                                                   approximately
                                                                                                                   $233,000)

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                      TBD          WOODSIDE          OPTIONS --        TBD                     N/A
                                                     Two (2)
                                                     six-month
                                                     options.
                                                     April/May 2009,
                                                     if exercised at
                                                     negotiated
                                                     market rate.
                                                     (Agreement  has
                                                     to be executed
                                                     by November
                                                     2007)

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ATWOOD      5,000'    Malaysia     SARAWAK           FIRM WORK --      $113,000                $78,000/$49,000     (The $24 million
FALCON                             SHELL BERHAD      July 10, 2007                             (Average costs      Shell reimburse-
                                   ("SHELL")                                                   for three months    ment is being
                                                                                               ended January 31,   amortized as
                                                                                               2007 is high due    revenues over
                                                                                               to rig upgrade.     the remaining
                                                                                               to rig costs for    firm contract
                                                                                               January is more     commitment
                                                                                               in lines with       following the
                                                                                               current ongoing     upgrade (32
                                                                                               expectation)        months) which
                                                                                                                   will increase
                                                                                                                   dayrate revenues
                                                                                                                   by approximately
                                                                                                                   $24,000.)

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                      Malaysia     SHELL             FIRM WORK --      $160,000/               N/A                 Most of the
                                                     (2 years)         $200,000 (dayrate                           work during
                                                     July 2009         depends on water                            this period is
                                                                       depth of each                               expected to be
                                                                       well)                                       at the $160,000
                                                                                                                   dayrate level.

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                      Malaysia     SHELL             OPTION --         TBD                     N/A
                                                     (1 year)

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


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
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ATWOOD      2,000'    Bulgaria     MELROSE           FIRM WORK --      $125,000 (two wells)    $51,000/$48,000
SOUTHERN                           RESOURCES         (3 wells)         $155,000 (one well)
CROSS                              ("MELROSE")       June 2007

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                      Bulgaria     MELROSE           OPTIONS --        $125,000                N/A
                                                     (2 wells)
                                                     August 2007
                                                     (if both
                                                     option wells
                                                     are drilled)
                                                     Options must
                                                     be exercised
                                                     ten (10) days
                                                     prior to
                                                     completion
                                                     of second
                                                     firm well.

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                      Turkey       TURKIYE           FIRM WORK --      3 wells at $290,000     N/A
                                   PETROLLERI        (4 wells)         1 well at $320,000
                                   A.O. ("TPAO")     February 2008
                                                     (assuming
                                                     above MELROSE
                                                     option wells
                                                     are drilled)

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                      Ukraine      VANCO             FIRM  WORK --     $325,000                N/A                 See above
                                   INTERNATIONAL     (1 well)
                                   LTD.              April 2008
                                   ("VANCO")         (assuming
                                                     MELROSE
                                                     options are
                                                     exercised)

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                      Ukraine      VANCO             OPTIONS --        $325,000                N/A                 See above
                                                     (1 well)
                                                     June 2008
                                                     (assuming
                                                     MELROSE, and
                                                     VANCO options
                                                     are all
                                                     exercised.

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

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
CANTILEVER JACK-UPS:

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ATWOOD      400'      India        GUJARAT STATE     FIRM WORK --      $113,000                $44,000/$36,000
BEACON                             PETROLEUM         January 2008
                                   CORPORATION
                                   LTD
                                   ("GSPC")

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                      India        GSPC              FIRM WORK --      $133,500                N/A
                                                     (12 months)
                                                     January 2009

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                      India        GSPC              OPTIONS --        TBD                     N/A
                                                     (1 year)

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VICKSBURG   300'      Thailand     CHEVRON           FIRM WORK --      $94,500                 $38,000/$34,000
                                   OVERSEAS          June 2007
                                   PETROLEUM
                                   ("CHEVRON")

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                      Thailand     CHEVRON           FIRM WORK --      $154,000                N/A
                                                     (2 years)
                                                     June 2009

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                      Thailand     N/A               N/A               N/A                     N/A                 The rig could
                                                                                                                   be off dayrate
                                                                                                                   for ten to
                                                                                                                   fourteen days
                                                                                                                   during the last
                                                                                                                   quarter of fiscal
                                                                                                                   year 200 or first
                                                                                                                   quarter of fiscal
                                                                                                                   year 2008
                                                                                                                   for required
                                                                                                                   regulatory
                                                                                                                   inspections and
                                                                                                                   maintenance.

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

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
SEMISUBMERSIBLE TENDER ASSIST UNIT:

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SEAHAWK     1,800'    Equatorial   AMERADA HESS      FIRM WORK --      $68,430                 $76,000/$67,000     Contract provides
                      Guinea       EQUATORIAL        September 2008    (plus approximately                         for dayrate
                                  (GUINEA, INC.                        $19,000 of amortized                        increases based
                                   "HESS")                             per day revenue.)                           upon certain
                                                                                                                   cost escalations
                                                                                                                   beginning  with
                                                                                                                   the second year
                                                                                                                   of the contract.

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                      Equatorial   HESS              OPTIONS --        $68,430                 N/A                 Dayrate subject
                      Guinea                         (2 years)                                                     to increase due
                                                     September 2010                                                to contract cost
                                                     (if all four                                                  escalations.
                                                     six-month
                                                     options are
                                                     exercised)

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SUBMERSIBLE:

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RICHMOND    70'       US Gulf of   HELIS             FIRM WORK --      $80,000                 $34,000/33,000
                      Mexico       OIL & GAS         October 2007
                                   ("HELIS")

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                      US Gulf of   N/A               N/A               N/A                     N/A                 The rig could
                      Mexico                                                                                       be off dayrate
                                                                                                                   for ten to
                                                                                                                   fourteen days
                                                                                                                   during the first
                                                                                                                   or second
                                                                                                                   quarters of
                                                                                                                   fiscal year 2008
                                                                                                                   for required
                                                                                                                   regulatory
                                                                                                                   inspections and
                                                                                                                   maintenance.

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



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

MANAGEMENT CONTRACT

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NORTH       N/A       Australia    WOODSIDE          FIRM WORK --      Daily margin of                             The management
RANKIN 'A'                                           May 2007          around $5,000                               contract could
                                                                                                                   terminate in
                                                                                                                   May 2007.

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


NOTE -- EXPECTED TAX RATE

         1) The effective tax rate for fiscal year 2007 is now expected to be 13% to 18%. Virtually all of the Company's expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

         2) Other Drilling Costs in Addition to the Above Rig Costs --

                PER DAY FOR THE MONTH ENDED JANUARY 2007       $13,000


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